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                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
       Date of Report (Date of earliest event reported) April 23, 2004


                         LONG ISLAND FINANCIAL CORP.
                         ---------------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                      0-29826                   11-3453684
          --------                      -------                   ----------
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation or organization      File Number)        Identification Number)



                 One Suffolk Square, Islandia, New York 11749
                 --------------------------------------------
                   (Address of Principal Executive Offices)


                                 (631) 348-0888
                                 --------------
              (Registrant's telephone number, including area code)


                                Not applicable
                                --------------
         (Former name or former address, if change since last report)



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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

Exhibit 99.1    Press Release dated April 23, 2004


ITEM 9.       REGULATION FD DISCLOSURE.
              ------------------------
On April 23, 2004, the registrant issued a press release announcing the registrant's earnings for the first quarter of fiscal year 2004.

The full text of the press release is attached as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
              ---------------------------------------------

      On April 23, 2004, the registrant issued a press release announcing the registrant's earnings for the first quarter of fiscal year 2004.






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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LONG ISLAND FINANCIAL CORP.


                                          /s/ Douglas C. Manditch
                                          ------------------------
                                    By:   Douglas C. Manditch
                                          President & Chief Executive Officer
                                          Date:   April 26, 2004


                                          /s/ Thomas Buonaiuto
                                          ---------------------
                                    By:   Thomas Buonaiuto
                                          Vice President & Treasurer
                                          Date:   April 26, 2004